UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

Q/C Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 249 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 848-8698

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	QCLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by Q/C Technologies, Inc. (the “Company”) on October 3, 2025 (the “Original Report”), solely to include information regarding a grant of Restricted Stock Units of the Company (“RSUs”) to a director of the Company that was inadvertently omitted from Item 5.02 of the Original Report. Except as described herein, no other parts of the Original Report presented incorrect information. For convenience, the Company has repeated the full text of Item 5.02 of the Original Report below with corrected information included. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2025 (the “Grant Date”), the Board of Directors (the “Board”) of the Company approved grants to each of Joshua Silverman, the Company’s Executive Chairman, Christopher Schriber, a director of the Company, Bill White, a director of the Company, Stephen Friscia, a director of the Company, Mitchell Glass, the Company’s Chief Medical Officer and director of the Company, Gary Rauch, the Company’s Vice President of Finance, and Bruce Bernstein, a director of the Company, of an aggregate of 225,000 RSUs consisting of: (i) 8,644 RSUs to Mr. Silverman, 2,161 RSUs to Mr. Schreiber, 2,161 RUSs to Mr. White, 2,161 RUSs to Mr. Friscia, 1,080 RSUs to Mr. Glass and 1,080 RSUs to Mr. Rauch (the “Initial Grants”), which Initial Grants were issued and fully vested on the Grant Date, and (ii) 91,356 RSUs to Mr. Silverman, 22,839 RSUs to Mr. Schreiber, 22,839 RSUs to Mr. White, 22,839 RSUs to Mr. Friscia, 11,420 RSUs to Mr. Glass, 11,420 RSUs to Mr. Rauch and 25,000 RSUs to Mr. Bernstein (the “Additional Grants”), which Additional Grants will be issued, and will fully vest upon, receipt of stockholder approval of an increase in the shares reserved and available under the Company’s Q/C Technologies, Inc. 2021 Equity Incentive Plan (as amended, the “Plan”). The Initial RSUs and Additional RSUs were issued or will be issued, as applicable, pursuant to the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q/C TECHNOLOGIES, INC.

Date: October 6, 2025	By:	/s/ Joshua Silverman
	Name:	Joshua Silverman
	Title:	Executive Chairman